EXHIBIT 4.3


                              DECLARATION OF TRUST
                                       OF
                        FBL FINANCIAL GROUP CAPITAL TRUST

                                  MAY 30, 1997


         DECLARATION OF TRUST ("Declaration") dated and effective as of May 30, 1997, by the Trustees (as defined herein), the Sponsor (as defined herein) and by the holders, from time to time, of undivided beneficial interests in the assets of the Trust to be issued pursuant to this Declaration;

         The Administrative Trustee (as defined herein), Delaware Trustee (as defined herein), and the Sponsor hereby establish the FBL Financial Group Capital Trust (the "Trust"), a trust created under the Business Trust Act pursuant to this Declaration of Trust for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust and investing the proceeds thereof in certain Notes of the Issuer (each as hereinafter defined).

         NOW, THEREFORE, it being the intention of the parties hereto to establish the Trust as a business trust under the Business Trust Act and that this Declaration constitute the governing instrument of such business trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the Trust and the Holders, from time to time, of the securities representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration.


                                    ARTICLE I
                         INTERPRETATION AND DEFINITIONS

         SECTION 1.1.  Definitions.

         Unless the context otherwise requires:

         (a) Capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this Section 1.1;

         (b) a term defined anywhere in the Declaration has the same meaning throughout;

         (c) all references to "the Declaration" or "this Declaration" are to this Declaration as modified, supplemented or amended from time to time;

         (d) all references in this Declaration to Articles and Sections and Annexes and Exhibits are to Articles and Sections of and Annexes and Exhibits to this Declaration unless otherwise specified;

         (e) a reference to the singular includes the plural and vice versa.

         "ADMINISTRATIVE TRUSTEE" has the meaning set forth in Article IV.

         "AFFILIATE" has the same meaning as given to that term in Rule 405 under the Securities Act or any successor rule thereunder.

         "AUTHORIZED OFFICER" of a Person means any Person that is authorized to bind such Person.

         "BUSINESS DAY" means any day other than a Saturday or a Sunday or a day on which banking institutions in the City of Des Moines, Iowa or in the City of Wilmington, Delaware are authorized or required by law or executive order to close.

         "BUSINESS TRUST ACT" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq., as it may be amended from time to time, or any successor legislation.

         "CLOSING TIME" means the "Closing Time" under the Purchase Agreement.

         "CODE" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation.

         "COMMISSION" means the United States Securities and Exchange Commission as from time to time constituted, or if any time after the execution of this Declaration such Commission is not existing and performing the duties now assigned to it under applicable Federal securities laws, then the body performing such duties at such time.

         "COMMON SECURITIES" has the meaning specified in Section 6.1(a).

         "COMPANY" means the Note Issuer.

         "COMPANY INDEMNIFIED PERSON" means (a) any Administrative Trustee; (b) any Affiliate of any Administrative Trustee; (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Administrative Trustee; or (d) any officer, employee or agent of the Trust or its Affiliates.

         "CORPORATE OFFICE" means, as of the date of this Declaration, 5400 University Avenue, West Des Moines, Iowa 50266.

         "COVERED PERSON" means: (a) any officer, director, shareholder, partner, member, representative, employee or agent of (i) the Trust or (ii) the Trust's Affiliates; and (b) any Holder of Securities.

         "DEFAULT" means an event, act or condition that with notice or lapse of time, or both, would constitute an Event of Default.

         "DELAWARE TRUSTEE" has the meaning set forth in Section 4.2.

         "DIRECT ACTION" shall have the meaning set forth in Section 2.6(c).

         "DISTRIBUTION" means a distribution payable to Holders in accordance with Section 5.1 and Annex I.

         "EVENT OF DEFAULT" in respect of the Securities mean an Event of Default (as defined in the Note Agreement) which has occurred and is continuing in respect of the Notes.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

         "FIDUCIARY INDEMNIFIED PERSON" has the meaning set forth in Section 8.4(b).

         "HOLDER" means a Person in whose name a Security is registered on the register for the Securities, such Person being a beneficial owner within the meaning of the Business Trust Act.

         "INDEMNIFIED PERSON" means a Company Indemnified Person or a Fiduciary Indemnified Person.

         "INITIAL ADMINISTRATIVE TRUSTEE" has the meaning set forth in Section 4.1.

         "INVESTMENT COMPANY" means an investment company as defined in the Investment Company Act.

         "INVESTMENT COMPANY ACT" means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

         "LEGAL ACTION" has the meaning set forth in Section 2.6(b)(v).

         "LIKE AMOUNT" has the meaning set forth in Annex I hereto.

         "NOTE ISSUER" means FBL Financial Group, Inc., an Iowa corporation, or any successor entity including a successor entity resulting from any consolidation, amalgamation, merger, sale of assets as an entirety or substantially as an entirety, transfer, lease, or other business combination, in its capacity as issuer of the Notes under the Indenture.

         "NOTES" means the 5% Subordinated Deferrable Interest Notes due June 1, 2047 of the Note Issuer dated as of May 30, 1997.

         "OFFICERS' CERTIFICATE" means, with respect to any Person (other than Administrative Trustees who are natural persons or the Delaware Trustee who is a natural person), a certificate signed by two Authorized Officers of such Person. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

                  (a) a statement that each officer signing the Officers' Certificate has read the covenant or condition and the definitions relating thereto;

                  (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Officers' Certificate;

                  (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

provided, that the term "Officers' Certificate" when used with reference to Administrative Trustees who are natural persons shall mean a certificate signed by two of the Administrative Trustees which otherwise satisfies the foregoing requirements.

         "OPINION OF COUNSEL" shall mean a written opinion of counsel, who may be an employee of the Sponsor, and who shall be, and which opinion shall be, acceptable to the Administrative Trustees.

         "PAYING AGENT" has the meaning specified in Section 6.3.

         "PAYMENT AMOUNT" has the meaning specified in Section 5.1.

         "PERSON" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

         "PREFERRED SECURITIES" has the meaning specified in Section 6.1(a).

         "PREFERRED SECURITIES GUARANTEE" means the guarantee agreements of the Sponsor dated May 31, 1997, in respect of the Preferred Securities.

         "PURCHASE AGREEMENT" means the Purchase Agreement for the sale of Preferred Securities dated as of May 31, 1997, among the Trust, the Company, and the Iowa Farm Bureau Federation.

         "QUORUM" means a majority of the Administrative Trustees or, if there are only two Administrative Trustees, both of them.

         "RELATED PARTY" means, with respect to the Sponsor, any direct or indirect wholly owned subsidiary of the Sponsor or any other Person that owns, directly or indirectly, 100% of the outstanding voting securities of the Sponsor.

         "RESTRICTED SECURITIES LEGEND" has the meaning set forth in Section 7.2(b).

         "SECURITIES" or "TRUST SECURITIES" means the Common Securities and the Preferred Securities.

         "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time, or any successor legislation.

         "SPONSOR" means FBL Financial Group, Inc., an Iowa corporation, or any successor entity including a successor entity resulting from any merger, consolidation, amalgamation, sale of assets as an entirety or substantially as an entirety, transfer, lease or other business combination, in its capacity as sponsor of the Trust.

         "SUCCESSOR DELAWARE TRUSTEE" has the meaning set forth in Section 4.5(c)(ii).

         "SUCCESSOR ENTITY" has the meaning specified in Section 2.11(b)(i).

         "SUCCESSOR SECURITIES" has the meaning specified in 2.11(b)(i)(B).

         "TREASURY REGULATIONS" means the income tax regulations.

         "TRUSTEE ACCOUNT" the account described in Section 2.6(b)(xii).


                                   ARTICLE II
                                  ORGANIZATION

         SECTION 2.1. Name.

         The Trust formed hereby is named "FBL Financial Group Capital Trust" as such name may be modified from time to time by the Administrative Trustees following written notice to the Delaware Trustee and the Holders of Securities. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Administrative Trustees.

         SECTION 2.2. Office.

         The address of the principal office of the Trust is c/o FBL Financial Group, Inc., 5400 University Avenue, West Des Moines, Iowa 50266. On ten Business Days written notice to the Holders of Securities (with a copy to the Delaware Trustee), the Administrative Trustees may designate another principal office.

         SECTION 2.3. Purpose.

         (a) The exclusive purposes and functions of the Trust are (a) to issue and sell Securities, (b) use the proceeds from the sale of the Securities to acquire the Notes, and (c) except as otherwise limited herein, to engage in only those other activities necessary, advisable or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, mortgage or pledge any of its assets, or otherwise undertake or permit to be undertaken any activity that would cause the Trust not to be classified for United States federal income tax purposes as a grantor trust.

         (b) The Trust will be classified as a grantor trust for United States federal income tax purposes under Subpart E of Subchapter J of the Code, pursuant to which the owners of the Preferred Securities and the Common Securities will be the owners of the Trust for United States federal income tax purposes, and such owners will include directly in their gross income the income, gain, deductions or loss of the Trust as if the Trust did not exist. By the acceptance of this Trust, none of the Trustees, the Sponsor, the Holders of the Preferred Securities or Common Securities or the Preferred Securities Beneficial Owners will take any position for United States federal income tax purposes which is contrary to the classification of the Trust as a grantor trust.

         SECTION 2.4. Authority.

         Subject to the limitations provided in this Declaration, the Administrative Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by the Administrative Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no Person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration. The Trustees shall file a Certificate of Trust with the Office of the Secretary of State of the State of Delaware pursuant to Section 3810 of the Business Trust Act.

         SECTION 2.5. Title to Property of the Trust.

         Except as otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

         SECTION 2.6. Power and Duties of the Administrative Trustees.

         The Administrative Trustees shall have all duties and powers necessary or desirable to carry out the purposes and terms of the Trust in accordance with
Section 2.3 including but not limited to those set forth below:

                  (a) to issue and sell the Securities in accordance with this Declaration and the Purchase Agreement; provided, however, that, (i) the Trust may issue no more than one series of Preferred Securities and no more than one series of Common Securities, (ii) there shall be no interests in the Trust other than the Securities, and (iii) the issuance of Securities shall be limited to a simultaneous issuance of both Preferred Securities and Common Securities at the Closing Time;

                  (b) in connection with the issue and sale of the Preferred Securities, at the direction of the Sponsor:

                           (i) to execute and enter into the Purchase Agreement
                  providing for the sale of the Preferred Securities;

                           (ii) to acquire the Notes with the proceeds of the
                  sale of the Preferred Securities and the Common Securities;

                           (iii) to establish a record date with respect to all
                  actions to be taken hereunder that require a record date to be established, including and with respect to Distributions, voting rights, redemptions and exchanges, and to issue relevant notices, to the Holders of Preferred Securities and Holders of Common Securities as to such actions and applicable record dates;

                           (iv) to take all actions and perform such duties as
                  may be required of the Administrative Trustees pursuant to the terms of the Securities set forth in Annex I hereto;

                           (v) to bring or defend, pay, collect, compromise,
                  arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust ("Legal Action");

                           (vi) to employ or otherwise engage employees and
                  agents (who may be designated as officers with titles) and managers, contractors, advisors, and consultants and pay reasonable compensation for such services;

                           (vii) to incur expenses that are necessary or
                  desirable to carry out any of the purposes of the Trust;

                           (viii) to act as, or appoint another Person to act
                  as, a Paying Agent for the Securities as provided in Section 6.3;

                           (ix) to take all action that may be necessary or
                  appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Capital Securities or to enable the Trust to effect the purposes for which the Trust was create;

                           (x) to take any action, not inconsistent with this
                  Declaration or with applicable law, that the Administrative Trustees determine in their discretion to be necessary or desirable in carrying out the activities of the Trust as set out in this Section 2.6, including, but not limited to:

                                    (A) causing the Trust not to be deemed to be
                           an Investment Company required to be registered under the Investment Company Act;

                                    (B) causing the Trust to be classified for
                           United States federal income tax purposes as a grantor trust; and

                                    (C) cooperating with the Issuer to ensure
                           that the Notes will be treated as indebtedness of the Issuer for United States federal income tax purposes;

                  provided that such action does not adversely affect the interests of the Holders;

                  (xi) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared, signed and filed by the Administrative Trustees, on behalf of the Trust; and

                  (xii) to establish and maintain a segregated non-interest bearing trust account (the "Trustee Account") in the name of and under the exclusive control of the Administrative Trustees on behalf of the Holders and, upon the receipt of payments of funds made in respect of the Notes held by the Administrative Trustees, deposit such funds into the Trustee Account and make payments to the Holders of the Preferred Securities and Holders of the Common Securities from the Trustee Account in accordance with Section 5.1. Funds in the Trustee Account shall be held uninvested until disbursed in accordance with this Declaration. The Trustee Account shall be an account that is maintained with a financial institution whose deposits are insured by the Federal Deposit Insurance Corporation or similar deposit insuring institution;

                  (xiii) to engage in such activities as shall be necessary or appropriate to effect the redemption of the Securities to the extent the Notes are redeemed or mature; and

                  (xiv) to effect the distribution of the Notes to Holders of Securities upon the occurrence of certain events.

         (c) The Administrative Trustees may take any Legal Action which arises out of or in connection with an Event of Default of which such Trustees have actual knowledge. If the Administrative Trustees shall have failed to take Legal Action, to the fullest extent permitted by law, the Holders of the Preferred Securities may institute a legal proceeding directly against the Issuer either to enforce the Administrative Trustees' rights under the Notes, without first proceeding against the Administrative Trustees, the Trust or any other Person; or to institute a proceeding directly against the Note Issuer for enforcement of payment to such Holder of the principal of or premium, if any, or interest on the Notes having a principal amount equal to the aggregate liquidation amount of the Preferred Securities of such Holder (a "Direct Action"). In connection with such Direct Action, the rights of the Holders of the Common Securities will be subrogated to the rights of such Holder of Preferred Securities to the extent of any payment made by the Note Issuer to such Holder of Preferred Securities in such Direct Action.

         (d) The Administrative Trustees shall have the legal power to exercise all of the rights, powers and privileges of a holder of Notes and, if an Event of Default actually known to the Administrative Trustees occurs and is continuing, the Administrative Trustees may, for the benefit of Holders, enforce their rights as holder of the Notes subject to the rights of the Holders pursuant to the terms of such Securities.

         (e) The Administrative Trustees shall be authorized to undertake any actions set forth in Section 317(a) of the Trust Indenture Act of 1939.

         (f) The Administrative Trustees may authorize one or more Persons to act as Paying Agents and to pay Distributions, redemption payments or liquidation payments on behalf of the Trust with respect to all Securities. Any such Paying Agent may be removed by the Administrative Trustees at any time the Administrative Trustees remain as Paying Agent and a successor Paying Agent or additional Paying Agents may be (but are not required to be) appointed at any time by the Administrative Trustees.

         (g) The Administrative Trustees shall exercise the rights and powers vested in them by this Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

         (h) The Administrative Trustees shall not be liable with respect to any action taken or omitted to be taken in good faith in accordance with the direction of the Holders of not less than a Majority in liquidation amount of the Trust Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Administrative Trustees or exercising any trust or power conferred upon the Administrative Trustees under this Declaration.

         (i) No provision of this Declaration shall require any Administrative Trustee to expend or risk his own funds or otherwise incur personal financial liability in the performance of any of his duties or in the exercise of his rights or powers, if he shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to him under the terms of this Declaration or indemnity reasonably satisfactory to the Administrative Trustee against such risk or liability is not reasonably assured to him.

         (j) The Administrative Trustees' sole duty with respect to the custody, safe keeping and physical preservation of the Notes and the Trustee Account shall be to deal with such property in a similar manner as Trustees deal with similar property for their own account, subject to the protections and limitations on liability afforded to the Trustees under this Declaration.

         (k) The Administrative Trustees shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Notes or the payment of any taxes or assessments levied thereon or in connection therewith.

         (l) The Administrative Trustees shall not be liable for any interest on any money received by them except as they may otherwise agree in writing with the Sponsor.

         (m) The Administrative Trustees must exercise the powers set forth in this Section 2.6 in a manner that is consistent with the purposes and functions of the Trust set out in Section 2.3, and the Administrative Trustees shall not take any action that is inconsistent with the purposes and functions of the Trust set forth in Section 2.3.

         (n) Any expenses incurred by the Administrative Trustees pursuant to this Section 2.6 shall be reimbursed by the Sponsor.

         SECTION 2.7 Prohibited Actions.

         (a) The Trust shall not, and the Trustees shall cause the Trust not to, engage in any activity other than as required or authorized by this Declaration. In particular, the Trust shall not and the Trustees shall cause the Trust not to:

                  (i) invest any proceeds received by the Trust from holding the Notes, but shall distribute all such proceeds to Holders pursuant to the terms of this Declaration and of the Securities;

                  (ii) acquire any assets other than as expressly provided herein;

                  (iii) possess Trust property for other than a Trust purpose;

                  (iv) make any loans or incur any indebtedness other than loans represented by the Notes or pledge any assets or enter into any mortgages;

                  (v) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Securities in any way whatsoever (except to the extent expressly authorized in this Declaration or by the terms of the Securities); or

                  (vi) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Securities.

         SECTION 2.8.  Certain Rights of Administrative Trustees.

         (a) Subject to the provisions of Section 2.6:

                  (i) the Administrative Trustees may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, directions, consent, order, bond note, other evidences of indebtedness, or other paper or document report issued to them under the terms of this Declaration;

                  (ii) any direction or act of the Sponsor contemplated by this Declaration may be sufficiently evidenced by an Officers' Certificate;

                  (iii) whenever in the administration of this Declaration, the Administrative Trustees shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, they (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on their part, request and be entitled to receive and conclusively rely upon an Officers' Certificate.

                  (iv) the Administrative Trustees may consult with counsel or other experts of their selection and the advice or opinion of such counsel and experts with respect to legal matters or advice within the scope of such experts' area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by them hereunder in good faith and in accordance with such advice or opinion, and such counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees. The Administrative Trustees shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

                  (v) the Administrative Trustees shall be under no obligation to exercise any of the rights or powers vested in them by this Declaration at the request or direction of any Holder, unless such Holder shall have provided to the Trustees security and indemnity, satisfactory to the Trustees, against the costs, expenses (including reasonable attorneys' fees and expenses and the expenses of the Trustees' agents, nominees or custodians) and liabilities that might be incurred by them in complying with such request or direction, including such reasonable advances as may be requested by the Trustees provided, that nothing contained in this Section 2.8(a)(v) shall be taken to relieve the Administrative Trustees, upon the occurrence of an Event of Default, of their obligation to exercise the rights and powers vested in them by this Declaration;

                  (vi) the Administrative Trustees shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note, other evidence of indebtedness or other paper or document, but the Administrative Trustees, in their discretion, may make such further inquiry or investigation into such facts or matters as they may see fit;

                  (vii) the Administrative Trustees may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, nominees or attorneys and the Trustees shall not be responsible for any misconduct or negligence on the part of or for the supervision of any agent or attorney appointed with due care by them hereunder;

                  (viii) any action taken by the Administrative Trustees or their agents hereunder shall bind the Trust and the Holders of the Securities, and the signature of the Administrative Trustees or their agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Trustees to so act or as to their compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Administrative Trustees or their agents taking such action;

                  (ix) whenever in the administration of this Declaration the Administrative Trustees shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Administrative Trustees (i) may request instructions from the Holders of the Securities which instructions may only be given by the Holders of the same proportion in liquidation amount of the Securities as would be entitled to direct the Administrative Trustees under the terms of the Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be protected in conclusively relying on or acting in accordance with such instructions;

                  (x) except as otherwise expressly provided by this Declaration, the Administrative Trustees shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration; and

                  (xi) the Administrative Trustees shall not be liable for any action taken, suffered, or omitted to be taken by them in good faith, without negligence, and reasonably believed by them to be authorized or within the discretion or rights or powers conferred upon it by this Declaration.

         (b) No provision of this Declaration shall be deemed to impose any duty or obligation on the Administrative Trustees to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on them, in any jurisdiction in which it shall be illegal, or in which the Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation or which would expose the Administrative Trustee to liability, financial or otherwise. No permissive power or authority available to the Administrative Trustees shall be construed to be a duty.

         SECTION 2.8. Delaware Trustee.

         Notwithstanding any other provision of this Declaration, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Administrative Trustees or the Trustees generally (except as required under the Business Trust
Act) described in this Declaration. The Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Business Trust Act.

         SECTION 2.9. Not Responsible for Recitals or Issuance of Securities.

         The recitals contained in this Declaration and the Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration or the Securities.

         SECTION 2.10. Duration of Trust.

         The Trust shall have existence up to March 31, 2048.

         SECTION 2.11. Mergers.

         (a) The Trust may not merge with or convert into, consolidate, amalgamate, or be replaced by, or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to any Person, except as described in Section 3.11(b) and (c) or Section 3 of Annex I.

         (b) The Trust may, at the request of the Sponsor, with the consent of the Administrative Trustees or, if there are more than two, a majority of the Administrative Trustees and without the consent of the Holders of Securities or the Delaware Trustee, merge with or convert into, consolidate, amalgamate, or be replaced by, or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to, a trust organized as such under the laws of any State; provided that:

                  (i) such successor entity (the "Successor Entity") either:

                           (A) expressly assumes all of the obligations of the
                  Trust under the Securities; or

                           (B) substitutes for the Securities other securities
                  having substantially the same terms as the Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Securities rank with respect to Distributions and payments upon liquidation, redemption and otherwise;

                  (ii) the Sponsor expressly appoints a trustee of the Successor Entity that possesses the same powers and duties as the Administrative Trustees as the holder of the Notes;

                  (iii) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not cause the Capital Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization;

                  (iv) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of such Holders' interests in the new entity);

                  (v) such Successor Entity has a purpose substantially identical to that of the Trust;

                  (vi) prior to such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, the Sponsor has received an opinion of an independent counsel to the Trust experienced in such matters to the effect that:

                           (A) such merger, consolidation, amalgamation,
                  replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of the Holders' interest in the new entity);

                           (B) following such merger, consolidation,
                  amalgamation, replacement, conveyance, transfer or lease, neither the Trust (nor the Successor Entity) will be required to register as an Investment Company; and

                           (C) following such merger, consolidation,
                  amalgamation, replacement, conveyance, transfer or lease, the Trust (or the Successor Entity) will continue to be classified as a grantor trust for United States federal income tax purposes; and

                  (vii) the Sponsor or any permitted successor or assignee owns all of the common securities of such Successor Entity and guarantees the obligations of such Successor Entity under the Successor Securities at least to the extent provided by the Preferred Securities Guarantee.

         (c) Notwithstanding Section 2.11(b), the Trust shall not, except with the consent of Holders of 100% in liquidation amount of the Securities, consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to, any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger, replacement, conveyance, transfer or lease would cause the Trust or the Successor Entity not to be classified as a grantor trust for United States federal income tax purposes.

         SECTION 2.12. Administrative Trustees May File Proofs of Claim.

         In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other similar judicial proceeding relative to the Trust or any other obligor upon the Securities or the property of the Trust or of such other obligor or their creditors, the Administrative Trustees (irrespective of whether any Distributions on the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Administrative Trustees shall have made any demand on the Trust for the payment of any past due Distributions) shall be entitled and empowered, to the fullest extent permitted by law, by intervention in such proceeding or otherwise:

                  (a) to file and prove a claim for the whole amount of any Distributions owing and unpaid in respect of the Securities (or, if the Securities are original issue discount Securities, such portion of the liquidation amount as may be specified in the terms of such Securities) and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustees (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustees, their agents and counsel) and of the Holders allowed in such judicial proceeding, and

                  (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Administrative Trustees and, in the event they shall consent to the making of such payments directly to the Holders, to pay to the Administrative Trustees any amount due them for the reasonable compensation, expenses, disbursements and advances of the Administrative Trustees, their agents and counsel, and any other amounts due the Administrative Trustees.

         Nothing herein contained shall be deemed to authorize the Administrative Trustees to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or compensation affecting the Securities or the rights of any Holder thereof or to authorize the Administrative Trustees to vote in respect of the claim of any Holder in any such proceeding.


                                   ARTICLE III
                                     SPONSOR

         SECTION 3.1. Sponsor's Purchase of Common Securities.

         At the Closing Time, the Sponsor will purchase all of the Common Securities then issued by the Trust, in an amount at least equal to 3% of the capital of the Trust, at the same time as the Notes are issued and sold.

         SECTION 3.2. Right to Proceed.

         The Sponsor acknowledges the rights of the Holders of Preferred Securities, in the event that a failure of the Trust to pay Distributions on the Preferred Securities is attributable to the failure of the Company to pay interest or principal on the Notes, to institute a proceeding directly against the Note Issuer for enforcement of its payment obligations on the Notes.

         SECTION 3.3. Right to Dissolve Trust.

         The Sponsor shall have the right at any time after the Closing Date to elect to dissolve the Trust in accordance with the terms of the Securities and to direct the Administrative Trustees to take such action as shall be necessary to distribute the Notes to the Holders of the Securities in exchange for all of the Securities and to terminate the Trust.


                                   ARTICLE IV
                                    TRUSTEES

         SECTION 4.1. Number of Trustees; Appointment of Co-Trustee.

         The number of Trustees initially shall be two (2) of whom one shall be the Delaware Trustee and one (1) shall be the Initial Administrative Trustee. The number of Administrative Trustees shall be increased to three (3) prior to the vesting of title to any assets in the Trust. The number of Administrative Trustees may be increased or decreased by vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities; provided, however, that, after the vesting of title to any assets in the Trust, the number of Administrative Trustees shall in no event be less than two (2); provided further that the Delaware Trustee, in the case of a natural person, shall be a person who is a resident of the State of Delaware or that, if not a natural person, is an entity which has its principal place of business in the State of Delaware.

         SECTION 4.2. Delaware Trustee.

         If required by the Business Trust Act, one Trustee (the "Delaware Trustee") shall be:

                  (a) a natural person who is a resident of the State of Delaware; or

                  (b) if not a natural person, an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law.

                  (c) The initial Delaware Trustee shall be:

                           Delaware Trust Capital Management, Inc.
                           900 Market Street, 2nd Floor
                           Wilmington, DE  19801

         SECTION 4.3. Certain Qualifications of Administrative Trustees and Delaware Trustee Generally.

         Each Administrative Trustee and the Delaware Trustee shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

         SECTION 4.4. Administrative Trustees.

         The Initial Administrative Trustee shall be:

                  Stephen M. Morain
                  c/o FBL Financial Group, Inc.
                  5400 University Avenue
                  West Des Moines, Iowa  50266

                  The additional Administrative Trustees effective immediately upon the vesting of title to any assets in the Trust shall be Thomas R. Gibson and Richard D. Harris.

         (a) Except as expressly set forth in this Declaration and except if a meeting of the Administrative Trustees is called with respect to any matter over which the Administrative Trustees have power to act, any power of the Administrative Trustees may be exercised by, or with the consent of, any one such Administrative Trustee;

         (b) Unless otherwise determined by the Administrative Trustees, and except as otherwise required by the Business Trust Act or applicable law, any Administrative Trustee is authorized to execute on behalf of the Trust any documents which the Administrative Trustees have the power and authority to cause the Trust to execute pursuant to Section 2.6; and

         (c) An Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purposes of signing any documents which the Administrative Trustees have power and authority to cause the Trust to execute pursuant to
Section 2.6.

         SECTION 4.5.  Appointment, Removal and Resignation of Trustees.

         (a) Subject to Section 4.5(b) of this Declaration and to Section 6(b) of Annex I hereto, Trustees may be appointed or removed without cause at any time:

                  (i) until the issuance of any Securities, by written instrument executed by the Sponsor;

                  (ii) unless an Event of Default shall have occurred and be continuing after the issuance of any Securities, by vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities; and

                  (iii) if an Event of Default shall have occurred and be continuing after the issuance of the Securities, with respect to the Delaware Trustee, by vote of Holders of a Majority in liquidation amount of the Preferred Securities voting as a class at a meeting of Holders of the Preferred Securities.

         (b) (i) All of the Administrative Trustees shall not be removed in accordance with Section 4.5(a) until at least one Successor Administrative Trustee has been appointed and has accepted such appointment by written instrument executed by such Successor Trustee and delivered to the Administrative Trustees and the Sponsor; and

                  (ii) the Trustee that acts as Delaware Trustee shall not be removed in accordance with this Section 4.5(b) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Sections 4.2 and 4.3 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Administrative Trustees and the Sponsor.

          (c) A Trustee appointed to office shall hold office until his successor shall have been appointed or until his death, removal or resignation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by such Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

                  (i) No such resignation of the only remaining Administrative Trustee shall be effective:

                           (A) until a Successor Administrative Trustee has been
                  appointed and has accepted such appointment by instrument executed by such Successor Administrative Trustee and delivered to the Trust, the Sponsor and the resigning Administrative Trustee; or

                           (B) until the assets of the Trust have been
                  completely liquidated and the proceeds thereof distributed to the Holders of the Securities; and

                  (ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee.

         (d) The Holders of the Common Securities shall use their best efforts to promptly appoint a Successor Delaware Trustee or Successor Administrative Trustee, as the case may be, if the sole remaining Administrative Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with this
Section 4.5.

         (e) If no such Successor Administrative Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this
Section 4.5 within 60 days after delivery of an instrument of resignation or removal, the sole remaining Administrative Trustee or Delaware Trustee resigning or being removed, as applicable, may petition any court of competent jurisdiction for appointment of a Successor Administrative Trustee or Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper and prescribe, appoint a Successor Administrative Trustee or Successor Delaware Trustee, as the case may be.

         (f) No Administrative Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Administrative Trustee or Successor Delaware Trustee, as the case may be.

         SECTION 4.6. Vacancies Among Trustees.

         If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 4.1, or if the number of Trustees is increased pursuant to Section 4.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by the Administrative Trustees or, if there are more than two, a majority of the Administrative Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 4.5.

         SECTION 4.7. Effect of Vacancies.

         The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to dissolve, terminate or annul the Trust. Whenever a vacancy in the number of Administrative Trustees shall occur, until such vacancy is filled by the appointment of an Administrative Trustee in accordance with Section 4.5, the Administrative Trustees in office, regardless of their number, shall have all the powers granted to the Administrative Trustees and shall discharge all the duties imposed upon the Administrative Trustees by this Declaration.

         SECTION 4.8. Meetings.

         If there is more than one Administrative Trustee, meetings of the Administrative Trustees shall be held from time to time upon the call of any Administrative Trustee. Regular meetings of the Administrative Trustees may be held at a time and place fixed by resolution of the Administrative Trustees. Notice of any in-person meetings of the Administrative Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Administrative Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of an Administrative Trustee at a meeting shall constitute a waiver of notice of such meeting except where an Administrative Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Administrative Trustees may be taken at a meeting by vote of a majority of the Administrative Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a quorum is present, or without a meeting by the unanimous written consent of the Administrative Trustees. In the event there is only one (1) Administrative Trustee, any and all action of such Administrative Trustee shall be evidenced by a written consent of such Administrative Trustee.

         SECTION 4.9. Delegation of Power.

         (a) Any Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 2.6; and

         (b) the Administrative Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Administrative Trustees or otherwise as the Administrative Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

         SECTION 4.10. Merger, Conversion, Consolidation or Succession to Business.

         Any Person into which the Delaware Trustee or any Administrative Trustee that is not a natural person, as the case may be, may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Delaware Trustee or any Administrative Trustee that is not a natural person, as the case may be, shall be a party, or any Person succeeding to all or substantially all the corporate trust business of the Delaware Trustee or any Administrative Trustee that is not a natural person, as the case may be, shall be the successor of the Delaware Trustee or any Administrative Trustee that is not a natural person, as the case may be, hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

         Any Person into which the Delaware Trustee or any Administrative Trustee that is not a natural person, as the case may be, may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which a written consent of such Administrative Trustee.


                                    ARTICLE V
                                  DISTRIBUTIONS

         SECTION 5.1. Distributions.

         Holders shall receive Distributions in accordance with the applicable terms of Annex I and the relevant Holder's Securities. If and to the extent that the Issuer makes a payment of interest (including compounded interest and additional interest), premium and/or principal on the Notes (the amount of any such payment being a "Payment Amount"), the Administrative Trustees shall and are directed, to the extent funds are available for that purpose, to make a distribution (a "Distribution") of the Payment Amount to Holders.


                                   ARTICLE VI
                             ISSUANCE OF SECURITIES

         SECTION 6.1. General Provisions Regarding Securities.

         (a) The Administrative Trustees shall on behalf of the Trust issue one class of capital securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Annex I (the "Preferred Securities") and one class of common securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Annex I (the "Common Securities"). The Trust shall issue no securities or other interests in the assets of the Trust other than the Securities.

         (b) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

         (c) Upon issuance of the Securities as provided in this Declaration, the Securities so issued shall be deemed to be validly issued, fully paid and non-assessable undivided beneficial interests in the assets of the Trust.

         (d) Every Person, by virtue of having become a Holder in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration.

         SECTION 6.2. Execution and Authentication

         (a) The Securities shall be signed on behalf of the Trust by one or more Administrative Trustees. In case any Administrative Trustee of the Trust who shall have signed any of the Securities shall cease to be such Administrative Trustee before the Securities so signed shall be delivered by the Trust, such Securities nevertheless may be delivered as though the person who signed such Securities had not ceased to be such Administrative Trustee; and any Securities may be signed on behalf of the Trust by such persons who, at the actual date of execution of such Security, shall be the Administrative Trustees of the Trust, although at the date of the execution and delivery of the Declaration any such person was not such an Administrative Trustee.

         (b) The Administrative Trustees shall sign the Securities for the Trust by manual or facsimile signature. Unless otherwise determined by the Trust, such signature shall be a manual signature.

         The aggregate number of Securities outstanding at any time shall not exceed the number set forth in the terms in Annex I hereto except as provided in
Section 6.5.

         SECTION 6.3. Form and Dating.

         The Preferred Securities shall be substantially in the form of Exhibit A-1 and the Common Securities shall be substantially in the form of Exhibit A-2, each of which is hereby incorporated in and expressly made a part of this Declaration. Certificates representing the Securities may be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Administrative Trustees, as evidenced by their execution thereof. The Securities may have letters, CUSIP or other numbers, notations or other marks of identification or designation and such legends or endorsements required by law, stock exchange rule, agreements to which the Trust is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Trust). The terms and provisions of the Securities set forth in Annex I and the forms of Securities set forth in Exhibits A-1 and A-2 are part of the terms of this Declaration and to the extent applicable, the Trustees and the Sponsor, by their execution and delivery of this Declaration, expressly agree to such terms and provisions and to be bound thereby.

         SECTION 6.3. Paying Agent.

         The Trust may maintain an office or agency where Preferred Securities may be presented for payment ("Paying Agent"). The Trust may appoint the Paying Agent and may appoint one or more additional paying agents in such locations as it shall determine which paying agent must be acceptable to the Administrative Trustees and the Company. The term "Paying Agent" includes any additional paying agent. The Trust may change any Paying Agent without prior notice to any Holder. The Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Administrative Trustees. If the Trust fails to appoint or maintain another entity as Paying Agent, the Trustee shall act as such. The Trust or any of its Affiliates may act as Paying Agent. The Trust shall act as Paying Agent for the Common Securities.

         The Trust may appoint a successor which successor Paying Agent shall be acceptable to the Administrative Trustees and the Company.

         SECTION 6.4. Paying Agent to Hold Money in Trust.

         The Trust shall require each Paying Agent to agree in writing that the Paying Agent will hold in trust for the benefit of Holders all money held by the Paying Agent for the payment of liquidation amounts or Distributions on the Securities, and will notify the Administrative Trustees if there are insufficient funds for such purpose. While any such insufficiency continues, the Administrative Trustees may require a Paying Agent to pay all money held by it to the Administrative Trustees. The Trust at any time may require a Paying Agent to pay all money held by it to the Administrative Trustees and to account for any money disbursed by it. Upon payment over to the Administrative Trustees, the Paying Agent (if other than the Trust or an Affiliate of the Trust) shall have no further liability for the money. If the Trust or the Sponsor or an Affiliate of the Trust or the Sponsor acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent.

         SECTION 6.5. Replacement Securities.

         If a Holder claims that a Security owned by it has been lost, destroyed or wrongfully taken or if such Security is mutilated and is surrendered to the Trust, the Trust shall issue a replacement Security if the Trust's requirements, as the case may be, are met. The Trust may charge such Holder for its expenses in replacing a Security, and may require an indemnity bond.

         SECTION 6.6. Outstanding Preferred Securities.

         The Preferred Securities outstanding at any time are all the Trust Securities issued by the Trust except for those canceled by it, those delivered to it for cancellation, and those described in this Section as not outstanding.

         If a Preferred Security is replaced, pursuant to Section 6.5 hereof, it ceases to be outstanding unless the Trust receives proof satisfactory to it that the replaced Preferred Security is held by a bona fide purchaser.

         If Preferred Securities are considered paid in accordance with the terms of this Declaration, they cease to be outstanding and Distributions on them shall cease to accumulate.

         A Preferred Security does not cease to be outstanding because one of the Trust, the Sponsor or an Affiliate of the Sponsor holds the Security.

         SECTION 6.7. Preferred Securities in Treasury.

         In determining whether the Holders of the required amount of Securities have concurred in any direction, waiver or consent, Preferred Securities owned by the Trust, or the Sponsor, as the case may be, shall be disregarded and deemed not to be outstanding.


                                   ARTICLE VII
                              TRANSFER OF INTERESTS

         SECTION 7.1. Transfer of Securities.

         (a) Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration and in the terms of the Securities. Any transfer or purported transfer of any Security not made in accordance with this Declaration shall be null and void. Any such transferee shall be deemed not to be the holder of such Securities for any purpose, including but not limited to, the receipt of Distributions on such Securities, and such transferee shall be deemed to have no interest whatsoever in such Securities.

         (b) Subject to this Article VII, Preferred Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration. Any transfer or purported transfer of any security not made in accordance with this Declaration shall be null and void.

         (c) The Sponsor may not transfer the Common Securities.

         (d) The Administrative Trustees shall provide for the registration of Preferred Securities and of the transfer of Preferred Securities, which will be effected without charge but only upon payment (with such indemnity as the Administrative Trustees may require) in respect of any tax or other governmental charges that may be imposed in relation to it. Upon surrender for registration of transfer of any Preferred Securities, the Administrative Trustees shall cause one or more new Preferred Securities to be issued in the name of the designated transferee or transferees. Every Preferred Security surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Administrative Trustees duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Preferred Security surrendered for registration of transfer shall be canceled by the Administrative Trustees. A transferee of a Preferred Security shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Preferred Security. By acceptance of a Preferred Security, each transferee shall be deemed to have agreed to be bound by this Declaration.

         SECTION 7.2. Transfer Procedures and Restrictions.

         (a) General. Except as otherwise provided in Section 7.2(b), if Preferred Securities are issued upon the transfer, exchange or replacement of Preferred Securities bearing the Restricted Securities Legend set forth in Exhibit A-1 hereto, or if a request is made to remove such Restricted Securities Legend on Preferred Securities, the Preferred Securities so issued shall bear the Restricted Securities Legend, or the Restricted Securities Legend shall not be removed, as the case may be, unless there is delivered to the Trust such evidence satisfactory to the Sponsor, which shall include an Opinion of Counsel, as may be reasonably required by the Sponsor, that neither the legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof are made pursuant to an exception from the registration requirements of the Securities Act. Upon provision of such satisfactory evidence, the Trust shall deliver Preferred Securities that do not bear the legend.

         (b) Legend. Each Preferred Security certificate evidencing the Securities (and all Preferred Securities issued in exchange therefor or substitution thereof) shall bear a legend (the "Restricted Securities Legend") in substantially the following form, as applicable:

         THIS PREFERRED SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAW OR ANY OTHER APPLICABLE SECURITIES LAW. NEITHER THIS PREFERRED SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

         (c) All Preferred Securities issued upon any transfer or exchange pursuant to the terms of this Declaration shall evidence the same security and shall be entitled to the same benefits under this Declaration as the Preferred Securities surrendered upon such transfer or exchange.


                                  ARTICLE VIII
                           LIMITATION OF LIABILITY OF
                    HOLDERS OF SECURITIES, TRUSTEES OR OTHERS

         SECTION 8.1. Liability.

         (a) Except as expressly set forth in this Declaration, the Preferred Securities Guarantee and the terms of the Securities, the Sponsor shall not:

                  (i) be personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders of the Securities which shall be made solely from assets of the Trust; and

                  (ii) be required to pay to the Trust or to any Holder of Securities any deficit upon dissolution or termination of the Trust or otherwise.

         (b) The Sponsor shall be liable for all of the debts and obligations of the Trust (other than with respect to the Securities) to the extent not satisfied out of the Trust's assets.

         (c) Pursuant to Section 3803(a) of the Business Trust Act, the Holders of the Preferred Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

         SECTION 8.2. Exculpation.

         (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's gross negligence or willful misconduct with respect to such acts or omissions.

         (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and, if selected by such Indemnified Person, has been selected by such Indemnified Person with reasonable care on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Securities might properly be paid.

         SECTION 8.3.  Fiduciary Duty.

         (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law in equity, are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

         (b) Unless otherwise expressly provided herein:

                  (i) whenever a conflict of interest exists or arises between any Covered Persons; or

                  (ii) whenever this Declaration or any other agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder of Securities, the Indemnified Person shall resolve such conflict of interest in good faith, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

         (c) Whenever in this Declaration an Indemnified Person is permitted or required to make a decision:

                  (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

                  (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

         SECTION 8.4. Indemnification.

         (a) (i) The Sponsor shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys' fees and expenses), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Company Indemnified Person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

                  (ii) The Note Issuer shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys' fees and expenses) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Company Indemnified Person shall have been adjudged to be liable to the Trust unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

                  (iii) Any indemnification under paragraphs (i) and (ii) of this Section 8.4(a) (unless ordered by a court) shall be made by the Sponsor or the Note Issuer, as the case may be, only as authorized in the specific case upon a determination that indemnification of the Company Indemnified Person is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs (i) and (ii). Such determination shall be made (1) by the Administrative Trustees by a majority vote of a quorum consisting of such Administrative Trustees who were not parties to such action, suit or proceeding, (2) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Administrative Trustees so directs, by independent legal counsel in a written opinion, or (3) by the Common Security Holder of the Trust.

                  (iv) Expenses (including attorneys' fees and expenses) incurred by a Company Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 8.4(a) shall be paid by the Sponsor or the Note Issuer, as the case may be, in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Company Indemnified Person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Note Issuer as authorized in this Section 8.4(a). Notwithstanding the foregoing, no advance shall be made by the Note Issuer if a determination is reasonably and promptly made (i) by the Administrative Trustees by a majority vote of a quorum of disinterested Administrative Trustees, (ii) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Administrative Trustees so directs, by independent legal counsel in a written opinion or (iii) by the Common Security Holder of the Trust, that, based upon the facts known to the Administrative Trustees, counsel or the Common Security Holder at the time such determination is made, such Company Indemnified Person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Trust, or, with respect to any criminal proceeding, that such Company Indemnified Person believed or had reasonable cause to believe his conduct was unlawful. In no event shall any advance be made in instances where the Administrative Trustees, independent legal counsel or Common Security Holder reasonably determine that such person deliberately breached his duty to the Trust or its Common or Preferred Security Holders.

                  (v) The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this Section 8.4(a) shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors of the Note Issuer or Preferred Security Holders of the Trust or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. All rights to indemnification under this Section 8.4(a) shall be deemed to be provided by a contract between the Sponsor or the Note Issuer as the case may be and each Company Indemnified Person who serves in such capacity at any time while this Section 8.4(a) is in effect. Any repeal or modification of this Section 8.4(a) shall not affect any rights or obligations then existing.

                  (vi) The Sponsor or the Trust may purchase and maintain insurance on behalf of any person who is or was a Company Indemnified Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Sponsor or the Note Issuer would have the power to indemnify him against such liability under the provisions of this Section 8.4(a).

                  (vii) For purpose of this Section 8.4(a), references to "the Trust" shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger, so that any person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section 8.4(a) with respect to the resulting or surviving entity as he would have with respect to such constituent entity if its separate existence had continued.

                  (viii) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 8.4(a) shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a Company Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a person. The obligation to indemnify as set forth in this Section 8.4(a) shall survive the satisfaction and discharge of this Declaration.

         (b) The Sponsor agrees to indemnify (i) the Delaware Trustee (both in its individual capacity and in its capacity as Trustee under this Agreement),
(ii) any Affiliate of the Delaware Trustee, and (iii) any officers, directors, shareholders, members, partners, employees, representatives, custodians, nominees or agents of the Delaware Trustee (each of the Persons in (i) through (iii) being referred to as a "Fiduciary Indemnified Person") for, and to hold each Fiduciary Indemnified Person harmless against, any and all loss, liability, action, suit, cost, damage, claim or expense including taxes (other than any compensation or fees received by such Fiduciary Indemnified Person in connection with its services hereunder) incurred without gross negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The provisions of this Section 8.4(b) shall survive the satisfaction and discharge of this Declaration or the resignation or removal of the Delaware Trustee, as the case may be.

         SECTION 8.5. Outside Business.

         Any Covered Person, the Sponsor, and the Delaware Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Sponsor, or the Delaware Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, and the Delaware Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person and the Delaware Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depository for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.

         SECTION 8.6. Compensation; Fees.

         The Sponsor agrees:

                  (a) to pay to the Trustees from time to time reasonable compensation (including such compensation to the Delaware Trustee as shall have been agreed to by the Sponsor and the Administrative Trustees) for all services rendered by them hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust); and

                  (b) except as otherwise expressly provided herein, to reimburse the Trustees upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustees in accordance with any provision of this Declaration and the sale of the Preferred Securities (including the reasonable compensation and the expenses and disbursements of their respective agents and counsel), except any such expense, disbursement or advance as may be attributable to its gross negligence or bad faith.

         The provisions of this Section 8.6 shall survive the dissolution of the Trust and the termination of this Declaration and the removal or resignation of any Trustee.

         No Trustee may claim any lien or charge on any property of the Trust as a result of any amount due pursuant to this Section 8.6.


                                   ARTICLE IX
                                   ACCOUNTING

         SECTION 9.1. Fiscal Year.

         The fiscal year ("Fiscal Year") of the Trust shall be the calendar year, or such other year as is required by the Code.

         SECTION 9.2. Certain Accounting Matters.

         (a) At all times during the existence of the Trust, the Administrative Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail, each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The Trust shall use the accrual method of accounting for United States federal income tax purposes.

         (b) The Administrative Trustees shall, as soon as available after the end of each Fiscal Year of the Trust, cause to be prepared and mailed to each Holder of Securities unaudited financial statements of the Trust for such Fiscal Year, prepared in accordance with generally accepted accounting principles; provided that if the Trust is required to comply with the periodic reporting requirements of Sections 13(a) or 15(d) of the Exchange Act, such financial statements for such Fiscal Year shall be examined and reported on by a firm of independent certified public accountants selected by the Administrative Trustees (which firm may be the firm used by the Sponsor).

         (c) The Administrative Trustees shall cause to be duly prepared and delivered to each of the Holders, any annual United States federal income tax information statement, required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Administrative Trustees shall endeavor to deliver all such information statements within 30 days after the end of each Fiscal Year of the Trust.

         (d) The Administrative Trustees shall cause to be duly prepared and filed with the appropriate taxing authority, an annual United States federal income tax return, on a Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by the Administrative Trustees on behalf of the Trust with any state or local taxing authority.

         SECTION 9.3. Banking.

         The Trust may maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of the Notes held by the Administrative Trustees shall be made directly to the Administrative Trustee Account and no other funds of the Trust shall be deposited in the Administrative Trustee Account. The sole signatories for such accounts shall be designated by the Administrative Trustees.

         SECTION 9.4. Withholding.

         The Trust and the Administrative Trustees shall comply with all withholding requirements under United Sates federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Administrative Trustees shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to Distributions or allocations to any Holder, the amount withheld shall be deemed to be a Distribution in the amount of the withholding to the Holder. In the event of any claim over withholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding.


                                    ARTICLE X
                             AMENDMENTS AND MEETINGS

         SECTION 10.1. Amendments.

         (a) Except as otherwise provided in this Declaration or by any applicable terms of the Securities, this Declaration may only be amended by a written instrument approved and executed by the Administrative Trustees (or, if there are more than two Administrative Trustees, a majority of the Administrative Trustees) and if the amendment affects the rights, powers, duties, obligations or immunities of the Delaware Trustee, the Delaware Trustee.

         (b) No amendment shall be made, and any such purported amendment shall be void and ineffective:

                  (i) unless, the Administrative Trustees shall have first received:

                           (A) an Officers' Certificate from each of the Trust
                  and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

                           (B) an opinion of counsel (who may be counsel to the
                  Sponsor or the Trust) that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities), and

                  (ii) to the extent the result of such amendment would be to:

                           (A) cause the Trust to fail to continue to be
                  classified for purposes of United States federal income taxation as a grantor trust;

                           (B) cause the Trust to be deemed to be an Investment
                  Company required to be registered under the Investment Company Act;

         (c) at such time after the Trust has issued any Securities that remain outstanding, any amendment that would adversely affect the rights, privileges or preferences of any Holder of Securities may be effected only with such additional requirements as may be set forth in the terms of such Securities;

         (d) Section 7.1(c) and this Section 10.1 shall not be amended without the consent of all of the Holders of the Securities;

         (e) Article III shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities.

         (f) The rights of the Holders of the Common Securities under Article IV to increase or decrease the number of, and appoint and remove Trustees shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities; and

         (g) Notwithstanding Section 10.1(c), this Declaration may be amended without the consent of the Holders of the Securities to:

                  (i) cure any ambiguity, correct or supplement any provision in this Declaration that may be inconsistent with any other provision of this Declaration or to make any other provisions with respect to matters or questions arising under this Declaration which shall not be inconsistent with the other provisions of the Declaration;

                  (ii) modify, eliminate or add to any provisions of the Declaration to such extent as shall be necessary to ensure that the Trust will be classified for United States federal income tax purposes as a grantor trust at all times that any Securities are outstanding or to ensure that the Trust will not be required to register as an Investment Company under the Investment Company Act; and

                  (iii) add covenants, restrictions or obligations of the Sponsor;

provided, however, that in the case of clause (i), (ii) and (iii), such action shall not adversely affect in any material respect the interests of the Holders of the Securities, and any amendments of this Declaration pursuant to (i), (ii) or (iii) shall become effective when notice thereof is given to the Holders of the Securities.

         (h) Promptly following the execution of an amendment, the Administrative Trustees shall provide the Delaware Trustee with a fully executed copy of such amendment.

         SECTION 10.2. Meetings of the Holders; Action by Written Consent.

         (a) Meetings of the Holders of any class of Securities may be called at any time by the Administrative Trustees to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Declaration, or the terms of the Securities. The Administrative Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 50% in liquidation amount of such class of Securities. Such direction shall be given by delivering to the Administrative Trustees one or more notices in a writing stating that the signing Holders of Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders calling a meeting shall specify in writing the certificates evidencing the Securities held by the Holders exercising the right to call a meeting and only those Securities specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

         (b) Except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings of Holders of
Securities:

                  (i) notice of any such meeting shall be given to all the Holders of Securities having a right to vote thereat at least seven days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders is permitted or required under this Declaration, such vote, consent or approval may be given at a meeting of the Holders. Any action that may be taken at a meeting of the Holders of Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders of Securities owning not less than the minimum amount of Securities in liquidation amount that would be necessary to authorize or take such action at a meeting at which all Holders having a right to vote thereon were present and voting. Prompt notice of the taking or action without a meeting shall be given to the Holders entitled to vote who have not consented in writing. The Administrative Trustees may specify that any written ballot submitted to the Security Holders for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Administrative Trustees;

                  (ii) each Holder may authorize any Person to act for it by proxy on all matters in which a Holder is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable prior to the vote by the Holder of Securities executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders were stockholders of a Delaware corporation;

                  (iii) each meeting of the Holders shall be conducted by the Administrative Trustees or by such other Person that the Administrative Trustees may designate; and

                  (iv) unless the Business Trust Act, this Declaration or the terms of the Securities otherwise provides, the Administrative Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.


                                   ARTICLE XI
                       REPRESENTATIONS OF DELAWARE TRUSTEE

         The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee that:

                  (a) The Delaware Trustee satisfies the requirements set forth in Section 4.2 and has the power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration and, if it is not a natural person, is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization;

                  (b) The execution, delivery and performance by the Delaware Trustee of this Declaration has been duly authorized by all necessary corporate action on the part of the Delaware Trustee. This Declaration has been duly executed and delivered by the Delaware Trustee and constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

                  (c) No consent, approval or authorization of, or registration with or notice to, any federal banking authority governing its bank or trust powers is required for the execution, delivery or performance by the Delaware Trustee of this Declaration; and

                  (d) The Delaware Trustee is a natural person who is a resident of the State of Delaware or, if not a natural person, an entity which has its principal place of business in the State of Delaware.

                                   ARTICLE XII
                                  MISCELLANEOUS

         SECTION 12.1.  Notices.

         All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by first class mail, as follows:

                  (a) if given to the Trust, in care of the Administrative Trustees at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Holders and the Property Trustee):

                           FBL Financial Group Capital Trust
                           FBL Financial Group, Inc.
                           5400 University Avenue
                           West Des Moines, Iowa  50266

                  (b) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as Delaware Trustee may give notice of to the Holders):

                           Delaware Trust Capital Management, Inc.
                           900 Market Street, 2nd Floor
                           Wilmington, Delaware  19801

                  (c) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice to the Trust and the Property Trustee):

                           FBL Financial Group, Inc.
                           5400 University Avenue
                           West Des Moines, Iowa  50266

                  (d) if given to any other Holder, at the address set forth on the books and records of the Trust.

         All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

         SECTION 12.2. Governing Law.

         This Declaration and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

         SECTION 12.3. Intention of the Parties.

         It is the intention of the parties hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Declaration shall be interpreted to further this intention of the parties.

         SECTION 12.4. Headings.

         Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision thereof.

         SECTION 12.5. Successors and Assigns.

         Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.

         SECTION 12.6. Partial Enforceability.

         If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

         SECTION 12.7. Counterparts.

         This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.


         IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.



Dated:   May 28, 1997               /s/ Stephen M. Morain
                                    --------------------------------------------
                                    Stephen M. Morain, as Initial Administrative
                                       Trustee





Dated:  May 28, 1997                DELAWARE TRUST CAPITAL MANAGEMENT
                                      as Delaware Trustee

                                    By /s/ Richared N. Smith
                                       -----------------------------------------

                                    Name: Richard N. Smith
                                          --------------------------------------
                                    Title: Vice President
                                           -------------------------------------


Dated:  May 28, 1997                FBL FINANCIAL GROUP, INC.
                                      as Sponsor

                                    By /s/ William J. Oddy
                                       -----------------------------------------

                                       William J. Oddy
                                       -----------------------------------------
                                       Chief Operating Officer
                                       -----------------------------------------






                                     ANNEX I


                                    TERMS OF

                            5.0% PREFERRED SECURITIES
                             5.0% COMMON SECURITIES


         Pursuant to Section 6.1 of the Declaration of Trust of the FBL Financial Group Capital Trust, dated as of May 30, 1997 (as amended from time to time, the "Declaration"), the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities and the Common Securities are set out below (each capitalized term used but not defined herein has the meaning set forth in the Declaration).

1.       Designation and Number.

(a) Preferred Securities. 97,000 Preferred Securities of the Trust, with an aggregate liquidation amount at any time outstanding with respect to the assets of the Trust of ninety-seven million dollars ($97,000,000), with a liquidation amount with respect to the assets of the Trust of $1,000 per Security, are hereby designated for the purposes of identification only as "5% Preferred Securities" (the "Preferred Securities"). The certificates evidencing the Preferred Securities shall be substantially in the form of Exhibit A-1 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

(b) Common Securities. 3,000 Common Securities of the Trust, with an aggregate liquidation amount with respect to the assets of the Trust of three million dollars ($3,000,000), and each Common Security with a liquidation amount with respect to the assets of the Trust of $1,000 per Security, are hereby designated for the purposes of identification only as "5% Common Securities" (the "Common Securities," and together with the Preferred Securities, the "Securities"). The certificates evidencing the Common Securities shall be substantially in the form of Exhibit A-2 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

2.       Distributions.

(a) Distributions payable on each Security will be fixed at a rate per annum of 5% (the "Interest Rate") of the liquidation amount of $1,000 per Security (the "Liquidation Amount"), such rate being the rate of interest payable on the Notes to be held by the Administrative Trustees. Except for Distributions which are deferred as provided in Section 2(b), Distributions in arrears for more than one quarterly period will bear interest thereon compounded quarterly at the Interest Rate (to the extent permitted by applicable law). The term "Distributions," as used herein, includes distributions of any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Notes held by the Administrative Trustees and to the extent the Administrative Trustees have funds legally available therefor.

(b) Distributions on the Securities will be cumulative, will accumulate from the most recent date to which Distributions have been paid or duly provided for or, if no Distributions have been paid or duly provided for, from May 30, 1997, and will be payable quarterly in arrears on March 31, June 30, September 30 and December 31 of each year, commencing on June 30, 1997 (each, a "Distribution Date"), except as otherwise described below. Distributions will be computed on the basis of a 360-day year consisting of twelve 30-day months and for any period less than a full calendar month on the basis of the actual number of days elapsed in such month. As long as no Event of Default has occurred and is continuing under the Securities, the Note Issuer has the right under the Note Agreement to defer payments of interest by extending the interest payment period at any time and from time to time on the Notes for a period not exceeding 20 consecutive quarterly periods, including the first such quarterly period during such period (each, an "Extended Interest Payment Period"), during which Extended Interest Payment Period no interest shall be due and payable on the Notes, provided that no Extended Interest Payment Period shall end on a day other than an Interest Payment Date (as defined in the Note) for the Notes or shall extend beyond the Maturity Date (as defined in the Note) of the Notes. As a consequence of such deferral, Distributions shall not be due and payable and will also be deferred. Prior to the termination of any such Extended Interest Payment Period, the Note Issuer may further defer payments of interest by further extending such Extended Interest Payment Period; provided that such Extended Interest Payment Period, together with all such previous and further extensions within such Extended Interest Payment Period, may not exceed 20 consecutive quarterly periods, including the first quarterly period during such Extended Interest Payment Period, or extend beyond the Maturity Date of the Notes. Upon the termination of any Extended Interest Payment Period and the payment of all amounts then due, the Note Issuer may commence a new Extended Interest Payment Period, subject to the above requirements.

(c) In the event the Note Issuer exercises the right under the Note Agreement to defer payments of interest on the Notes, then (i) the Note Issuer shall not declare or pay any dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any of the Company's stock (which includes Class A Common, Class B Common and preferred stock) or (ii) make any payment of principal, interest or premium, if any, on or repay or repurchase or redeem any debt securities of the Company (including any Other Notes as defined in the Note) that rank pari passu with or junior in right of payment to the Securities or (iii) make any guarantee payments with respect to any guarantee by the Company of any securities of any Subsidiary of the Company (including Other Guarantees as defined in the Note) if such guarantee ranks pari passu or junior in right of payment to the Securities (other than (a) dividends or distributions in shares of, or options, warrants or rights to subscribe for or purchase shares of, Preferred stock of the Company; (b) any declaration of a dividend in connection with the implementation of a stockholder's rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto; (c) payments under the Preferred Securities Guarantee; (d) as a direct result of, and only to the extent required in order to avoid the issuance of fractional shares of Preferred stock following, a reclassification of the Company's Preferred stock or the exchange or the conversion of one class or series of the Company's Preferred stock for another class or series of the Company's Preferred stock or pursuant to an acquisition in which fractional shares of the Company's Preferred stock would otherwise be issued; (e) the purchase of fractional interests in shares of the Company's Preferred stock pursuant to the conversion or exchange provisions of such Preferred stock or the security being converted or exchanged; and (f) purchases of common stock related to the issuance of common stock or rights under any benefit plans for directors, officers, agents or employees of the Company or its subsidiaries, or any of the Company's dividend reinvestment or director, officer, agent or employee stock purchase plans).

(d) Except as provided in Section 2(c) above, Distributions on the Securities will be payable to the Holders thereof as they appear on the books and records of the Trust on the fifteenth (15) day of the month preceding the month in which the relevant Distribution Date occurs, which Distribution Dates correspond to the Interest Payment Dates on the Notes. Payments in respect of Securities held in certificated form will be made by check mailed to the Holder entitled thereto. The relevant record dates for the Common Securities shall be the same as the record dates for the Preferred Securities. Distributions payable on any Securities that are not punctually paid on any Distribution Date, as a result of the Note Issuer having failed to make a payment under the Notes, will cease to be payable to the Holder on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Securities are registered on the special record date or other specified date determined in accordance with the Note. If any date on which Distributions are payable on the Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), except that if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case, with the same force and effect as if made on such date.

(e) In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata (as defined herein) among the Holders of the Securities.

3.       Liquidation Distribution Upon Dissolution.

         In the event of any termination of the Trust, the Trust shall be liquidated by the Administrative Trustees as expeditiously as the Administrative Trustees determine to be possible by distributing, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, to the Holders of the Securities a Like Amount (as defined below) of the Notes on a Pro Rata basis, unless such distribution is determined by the Administrative Trustees not to be practicable. Upon such determination or upon any other voluntary or involuntary termination or liquidation of the Trust in which the Notes are not distributed, the holders of the Trust Securities will be entitled to receive out of the assets of the Trust legally available for distribution to Holders, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, an amount equal to the aggregate of the liquidation amount of $1,000 per Security plus accumulated and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution").

         "Like Amount" means (i) with respect to a redemption of the Securities, Securities having a Liquidation Amount equal to the principal amount of Notes to be paid in accordance with their terms and (ii) with respect to a distribution of Notes upon the liquidation of the Trust, Notes having a principal amount equal to the Liquidation Amount of the Securities of the Holder to whom such Notes are distributed.

         If, upon any such liquidation, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets legally available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Securities shall be paid on a Pro Rata basis, except that if an Event of Default has occurred and is continuing, the Preferred Securities shall have priority over the Common Securities.

4.       Redemption and Distribution.

(a) Upon the repayment of the Notes, the proceeds from such repayment shall be simultaneously applied by the Administrative Trustees on behalf of the Trust(subject to the Administrative Trustees having received notice no later than 45 days prior to such repayment) to redeem the Securities at a redemption price equal to the Redemption Price (as defined below). Holders will be given not less than 30 nor more than 60 days notice of such redemption.

(b) The "Redemption Price," with respect to a redemption of Securities, shall mean an amount equal to the principal of and accrued and unpaid interest on the Notes as of the Maturity Date.

(c) On and from the date fixed by the Administrative Trustees for any distribution of Notes and liquidation of the Trust: (i) the Securities will no longer be deemed to be outstanding, and any certificates representing Securities (including, but not limited to, the Common Securities) will be deemed to represent beneficial interests in the Notes until such certificates are presented to the Note Issuer or its agent for cancellation.

(d) The procedure with respect to prepayments or distributions of Notes shall be as follows:

         (i) Notice of any redemption of, or notice of distribution of Notes in exchange for, the Securities (a "Redemption/Distribution Notice") will be given by the Administrative Trustees on behalf of the Trust by mail to each Holder of Securities to be redeemed or exchanged (with a copy to the Delaware Trustee) not fewer than 30 nor more than 60 days before the date fixed for redemption or exchange thereof (the "Redemption Date") which, in the case of a redemption, will be the date fixed for prepayment of the Notes. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this Section 4(d)(i), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders. Each Redemption/Distribution Notice shall be addressed to the Holders at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

         (ii) If Securities are to be redeemed and the Trust gives a Redemption/Distribution Notice, (which notice will be irrevocable), then, on the Redemption Date, provided that the Note Issuer has paid the Administrative Trustees a sufficient amount of cash in connection with the related redemption or maturity of the Notes by 10:00 a.m., Iowa time, on the maturity date or the Redemption Date, as the case requires, the Administrative Trustees shall pay the relevant Redemption Price to the Holders by check mailed to the address of the relevant Holder appearing on the books and records of the Trust on the Redemption Date. If a Redemption/Distribution Notice shall have been given and funds deposited as required, if applicable, then immediately prior to the close of business on the date of such deposit, or on the redemption date, as applicable, Distributions will cease to accumulate on the Securities so called for redemption and all rights of Holders of Securities so called for redemption will cease, except the right of the Holders of such Securities to receive the Redemption Price, but without interest on such Redemption Price, and such Securities shall cease to be outstanding.

         (iii) Payment of accumulated and unpaid Distributions on the Redemption Date of the Securities will be subject to the rights of Holders of Securities on the close of business on a regular record date in respect of a Distribution Date occurring on or prior to such redemption date.

         (iv) Neither the Administrative Trustees nor the Trust shall be required to register or cause to be registered the transfer of the Securities beginning on the opening of business 15 days before the day of mailing of a Redemption\Distribution Notice and ending at the close of business on the day of such mailing. If any date fixed for redemption of Securities is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), except that if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case, with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price in respect of any Securities is improperly withheld or refused and not paid either by the Administrative Trustees or by the Sponsor as guarantor pursuant to the Preferred Securities Guarantee, Distributions on such Securities will continue to accumulate from the original redemption date to the actual date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the Redemption Price.

         (v) Redemption/Distribution Notices shall be sent by the Administrative Trustees on behalf of the Trust to the Holders thereof.

         (vi) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws), the Sponsor or any of its subsidiaries may at any time and from time to time purchase outstanding Preferred Securities by tender, in the open market or by private agreement.

5.       Voting Rights - Preferred Securities.

(a) Except as provided under Sections 5(b) and 7 and as otherwise required by law and the Declaration, the Holders of the Preferred Securities will have no voting rights.

(b) If the Administrative Trustees fail to enforce their rights under the Declaration, any Holder of Preferred Securities may, to the extent permitted by applicable law, institute a legal proceeding directly against any person to enforce the Administrative Trustees' rights under the Declaration without first instituting a legal proceeding against the Administrative Trustee or any other Person. If an Event of Default under the Declaration has occurred and is continuing and such event is attributable to the failure of the Note Issuer to pay principal of or premium, if any, or interest on the Notes on the due date (or in the case of redemption, on the redemption date), then a Holder of Preferred Securities may pursuant to Section 5.03 of the Note Agreement and
Section 2.6(b) of the Declaration institute a Direct Action for enforcement of payment to such Holder of the principal of or premium, if any, or interest on a Like Amount of Notes on or after the respective due date specified in the Notes. In connection with such Direct Action, the rights of the Holder of the Common Securities will be subrogated to the rights of such Holder of Preferred Securities to the extent of any payment made by the Note Issuer to such Holder of Preferred Securities in such Direct Action. Except as provided in the second preceding sentence and in Section 2.6(b) of the Declaration, the Holders of Preferred Securities will not be able to exercise directly any other remedy available to the holders of the Notes.

(c) Any approval or direction of Holders of Preferred Securities may be given at a separate meeting of Holders of Preferred Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Administrative Trustees will cause a notice of any meeting at which Holders of Preferred Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Preferred Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

         No vote or consent of the Holders of the Preferred Securities will be required for the Trust to redeem and cancel Preferred Securities or to distribute the Notes in accordance with the Declaration and the terms of the Securities.

         Notwithstanding that Holders of Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Preferred Securities that are owned by the Sponsor shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if they were not outstanding.

6.       Voting Rights - Common Securities.

(a) Except as provided under Sections 6(b), 6(c), and 7, and as otherwise required by law and the Declaration, the Holders of the Common Securities will have no voting rights.

(b) Unless an Event of Default shall have occurred and be continuing, any Trustee may be removed at any time by the Holder of the Common Securities. If an Event of Default has occurred and is continuing, the Administrative Trustees and the Delaware Trustee may be removed at such time by the Holders of a Majority in liquidation amount of the outstanding Preferred Securities. In no event will the Holders of the Preferred Securities have the right to vote to appoint, remove or replace the Administrative Trustees, which voting rights are vested exclusively in the Sponsor as the Holder of the Common Securities. No resignation or removal of a Trustee and no appointment of a successor trustee shall be effective until the acceptance of appointment by the successor trustee in accordance with the provisions of the Declaration.

(c) If the Administrative Trustees fail to enforce their rights under the Declaration, any Holder of Common Securities may, to the extent permitted by applicable law, institute a legal proceeding directly against any person to enforce the Administrative Trustees' rights under the Declaration without first instituting a legal proceeding against the Administrative Trustees or any other Person. If an Event of Default under the Declaration has occurred and is continuing and such event is attributable to the failure of the Note Issuer to pay principal of or premium, if any, or interest on the Notes on the due date (or in the case of redemption, on the redemption date), then a Holder of Common Securities may institute a Direct Action for enforcement of payment to such Holder of the principal of or premium, if any, or interest on a Like Amount of Notes on or after the respective due date specified in the Notes. In connection with Direct Action, the rights of the Common Securities Holder will be subordinated to the rights of such Holder of Preferred Securities to the extent of any payment made by the Note Issuer to such Holder of Common Securities in such Direct Action. Except as provided in the second preceding sentence, the Holders of Common Securities will not be able to exercise directly any other remedy available to the holders of the Notes.

         Any approval or direction of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Administrative Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

         No vote or consent of the Holders of the Common Securities will be required for the Trust to redeem and cancel Common Securities or to distribute the Notes in accordance with the Declaration and the terms of the Securities.

7.       Amendments to Declaration and Securities.

         In addition to the requirements set out in Section 10.1 of the Declaration, the Declaration may be amended from time to time by the Sponsor and the Administrative Trustees, without the consent of the Holders of the Securities (i) to cure any ambiguity, correct or supplement any provisions in the Declaration that may be inconsistent with any other provisions, or to make any other provisions with respect to matters or questions arising under the Declaration which shall not be inconsistent with the other provisions of the Declaration, (ii) to modify, eliminate or add to any provisions of the Declaration to such extent as shall be necessary to ensure that the Trust will be classified for United States federal income tax purposes as a grantor trust at all times that any Securities are outstanding or to ensure that the Trust will not be required to register as an "Investment Company" under the Investment Company Act, or (iii) to add covenants, restrictions or obligations of the Sponsor; provided, however, that such action shall not adversely affect in any material respect the interests of any Holder of Securities, and any amendments of the Declaration shall become effective when notice thereof is given to the holders of the Securities. Under the circumstances referred to in Section 10.1(c) of the Declaration, the Declaration may be amended by the Trustees and the Sponsor with (i) the consent of Holders representing a Majority in liquidation amount of all outstanding Securities, and (ii) receipt by the Trustees of an Opinion of Counsel to the effect that such amendment or the exercise of any power granted to the Trustees in accordance with such amendment will not affect the Trust's status as a grantor trust for United States federal income tax purposes or the Trust's exemption from status as an Investment Company under the Investment Company Act, provided that, (A) without the consent of each Holder of the Securities, the Declaration may not be amended to (i) change the amount or timing of any Distribution on the Securities or otherwise adversely affect the amount of any Distribution required to be made in respect of the Securities as of a specified date, (ii) restrict the right of a Holder of the Securities to institute suit for the enforcement of any such payment on or after such date and (B) without the consent of each Holder of Preferred Securities, the Declaration may not be amended to restrict the right of a Holder of Preferred Securities to bring a Direct Action.

8.       Pro Rata.

         A reference in these terms of the Securities to any payment, distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder according to the aggregate liquidation amount of the Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Securities outstanding unless, in relation to a payment, an Event of Default under the Declaration has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Preferred Securities pro rata according to the aggregate liquidation amount of Preferred Securities held by the relevant Holder relative to the aggregate liquidation amount of all Preferred Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Preferred Securities, to each Holder of Common Securities pro rata according to the aggregate liquidation amount of Common Securities held by the relevant Holder relative to the aggregate liquidation amount of all Common Securities outstanding. In any such proration the Trust may make such adjustments as may be appropriate in order that only Securities in authorized denominations shall be redeemed.

9.       Ranking.

         The Preferred Securities rank pari passu with the Common Securities and payment thereon shall be made Pro Rata with the Common Securities, except that, if an Event of Default under the Declaration occurs and is continuing, no payments in respect of Distributions on, or payments upon liquidation, redemption, repurchase or otherwise with respect to, the Common Securities shall be made until the Holders of the Preferred Securities shall be paid in full in cash the Distributions, Redemption Price, Liquidation Distribution and other payments to which they are entitled at such time.

10.      Acceptance of Securities Guarantee and Note.

         Each Holder of Securities, by the acceptance thereof, agrees to the provisions of the Preferred Securities Guarantee including the subordination provisions therein and to the provisions of the Note.

11.      No Preemptive Rights.

         The Holders of the Securities shall have no preemptive rights to subscribe for any additional securities.

12.      Miscellaneous.

         These terms constitute a part of the Declaration.

         The Sponsor will provide a copy of the Declaration or the Preferred Securities Guarantee (as may be appropriate) and the Note (including any supplemental Note) to a Holder without charge on written request to the Sponsor at its principal place of business.





                                   EXHIBIT A-1

                     FORM OF PREFERRED SECURITY CERTIFICATE
                           [FORM OF FACE OF SECURITY]


THIS PREFERRED SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAW. NEITHER THIS PREFERRED SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.




Certificate Number __________________
Aggregate Liquidation Amount Preferred Securities: $ ________


                   Certificate Evidencing Preferred Securities

                                       of

                        FBL Financial Group Capital Trust

                             5% Preferred Securities
               (liquidation amount $1,000 per Preferred Security)



         FBL Financial Group Capital Trust, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that ______________ (the "Holder") is the registered owner of ____________ Preferred Securities representing undivided beneficial interests in the assets of the Trust designated the 5% Preferred Securities (liquidation amount $1,000 per Preferred Security) (the "Preferred Securities"). Subject to the Declaration (as defined below), the Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities represented hereby are issued and shall in all respects be subject to the provisions of the Declaration of Trust of the Trust dated as of _____ ___, 1997, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Preferred Securities as set forth in Annex I to the Declaration. Capitalized terms used but not defined herein shall have the meaning given them in the Declaration. The Sponsor will provide a copy of the Declaration, the Preferred Securities Guarantee and the Note to a Holder without charge upon written request to the Trust at its principal place of business.

         Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder and to the benefits of the Preferred Securities Guarantee to the extent provided therein.

         By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Notes as indebtedness and the Preferred Securities as evidence of indirect beneficial ownership in the Notes.


         IN WITNESS WHEREOF, the Trust has executed this certificate this ____ day of __________, ____.

FBL FINANCIAL GROUP CAPITAL TRUST

By:______________________________
Name:
Administrative Trustee


             ADMINISTRATIVE TRUSTEES'S CERTIFICATE OF AUTHENTICATION

         This is one of the Preferred Securities referred to in the within-mentioned Declaration.

Dated: ____________________, ____

By:______________________________
Name:
Administrative Trustee





FORM OF REVERSE OF SECURITY

         Distributions payable on each Preferred Security will be fixed at a rate per annum of 5% (the "Interest Rate") of the liquidation amount of $1,000 per Preferred Security, such rate being the rate of interest payable on the Notes to be held by the Administrative Trustees. Except for Distributions which are deferred as provided below, Distributions in arrears for more than one quarterly period will bear interest thereon compounded quarterly at the Interest Rate (to the extent permitted by applicable law). The term "Distributions", as used herein, includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Notes held by the Administrative Trustees and to the extent the Administrative Trustees have funds legally available therefor.

         Distributions on the Preferred Securities will be cumulative, will accumulate from the most recent date to which Distributions have been paid or duly provided for or, if no Distributions have been paid or duly provided for, from _____ ___, 1997 and will be payable quarterly in arrears, on March 31, June 30, September 30 and December 31 of each year, commencing on Junu 30, 1997, except as otherwise described below. Distributions will be computed on the basis of a 360-day year consisting of twelve 30-day months and, for any period less than a full calendar month, the number of days elapsed in such month. As long as no Event of Default has occurred and is continuing under the Note, the Note Issuer has the right under the Note to defer payments of interest by extending the interest payment period at any time and from time to time on the Notes for a period not exceeding 20 consecutive calendar quarterly periods, including the first such quarterly period during such extension period (each an "Extension Period"), provided that no Extension Period shall end on a day other than an Interest Payment Date for the Notes or shall extend beyond the Maturity Date of the Notes. As a consequence of such deferral of payments of interest on the Notes, Distributions will also be deferred. Prior to the termination of any such Extension Period, the Note Issuer may further defer payments of interest by further extending such Extension Period; provided that such Extension Period, together with all such previous and further extensions within such Extension Period, may not exceed 20 consecutive quarterly periods, including the first quarterly period during such Extension Period, or extend beyond the Maturity Date of the Notes. Payments of accumulated Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date preceding the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Note Issuer may commence a new Extension Period, subject to the above requirements.

         Subject to certain conditions set forth in the Declaration and the Note, the Administrative Trustees may, at the direction of the Sponsor, at any time liquidate the Trust and cause the Notes to be distributed to the holders of the Securities in liquidation of the Trust or, simultaneous with any prepayment of the Notes, cause a Like Amount of the Securities to be redeemed by the Trust.

         The Preferred Securities shall be redeemable as provided in the Declaration.

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security Certificate to:

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Insert assignee's social security or tax identification number)

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Insert address and zip code of assignee)


and irrevocably appoints
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
______________________________________________________________ agent to transfer this Preferred Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date: ____________________________ Signature:________________________
(Sign exactly as your name appears on the other side of this Preferred Security Certificate)

Signature Guarantee/***/:

_________________________________________
/***/ Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Trustees, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Trustees in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.


_________________________________________
Signature





                                   EXHIBIT A-2

FORM OF COMMON SECURITY CERTIFICATE


THIS COMMON SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAW. NEITHER THIS COMMON SECURITY NOR ANY INTEREST OR PARTICIPATION THEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

Certificate Number________                  Number of Common Securities: _______
Aggregate Liquidation Amount $_______

                    Certificate Evidencing Common Securities
                                       of
                        FBL Financial Group Capital Trust

                              5% Common Securities
                 (liquidation amount $1,000 per Common Security)



         FBL Financial Group Capital Trust, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that _______________________ (the "Holder") is the registered owner of _____ Common Securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the 5% Common Securities (liquidation amount $1,000 per Common Security) (the "Common Securities"). Subject to the limitations in Section 7.1(c) of the Declaration (as defined below), the Common Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities represented hereby are issued and shall in all respects be subject to the provisions of the Declaration of Trust of the Trust dated as of ______ ___, 1997, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Common Securities as set forth in Annex I to the Declaration. Capitalized terms used but not defined herein shall have the meaning given them in the Declaration. The Sponsor will provide a copy of the Declaration and the Note (including any supplemental Note) to a Holder without charge upon written request to the Sponsor at its principal place of business.

         Upon receipt of this certificate, the Sponsor is bound by the Declaration to the extent provided therein.

         By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Notes as indebtedness and the Common Securities as evidence of indirect beneficial ownership in the Notes.

         IN WITNESS WHEREOF, the Trust has executed this certificate this ___ day of ____________, ____.


FBL FINANCIAL GROUP CAPITAL TRUST

By: _____________________________
Name:
Administrative Trustee


[SIGNATURE PAGE OF FORM OF COMMON SECURITY CERTIFICATE]




                           FORM OF REVERSE OF SECURITY

         Distributions payable on each Common Security will be fixed at a rate per annum of 5% (the "Interest Rate") of the liquidation amount of $1,000 per Common Security, such rate being the rate of interest payable on the Notes to be held by the Administrative Trustees. Except for Distributions which are deferred as provided below, Distributions in arrears for more than one quarterly period will bear interest thereon compounded quarterly at the Interest Rate (to the extent permitted by applicable law). The term "Distributions", as used herein, includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Notes held by the Administrative Trustees and to the extent the Administrative Trustees have funds legally available therefor.

         Distributions on the Common Securities will be cumulative, will accrue from the most recent date to which Distributions have been paid or duly provided for or, if no Distributions have been paid or duly provided for, from June 1, 1997 and will be payable quarterly in arrears, on March 31, June 30, September 30 and December 31 of each year, commencing on _____ +-___, 1997, except as otherwise described below. Distributions will be computed on the basis of a 360-day year consisting of twelve 30-day months and, for any period less than a full calendar month, the number of days elapsed in such month. As long as no Event of Default has occurred and is continuing under the Note, the Note Issuer has the right under the Note to defer payments of interest by extending the interest payment period at any time and from time to time on the Notes for a period not exceeding 20 consecutive calendar quarterly periods, including the first such quarterly period during such extension period (each an "Extension Period"), provided that no Extension Period shall end on a day other than an Interest Payment Date for the Notes or extend beyond the Maturity Date of the Notes. As a consequence of such deferral of payments of interest on the Notes, Distributions will also be deferred. Prior to the termination of any such Extension Period, the Note Issuer may further defer payments of interest by further extending such Extension Period; provided that such Extension Period, together with all such previous and further extensions within such Extension Period, may not exceed 20 consecutive quarterly periods, including the first quarterly period during such Extension Period, or extend beyond the Maturity Date of the Notes. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date preceding the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Note Issuer may commence a new Extension Period, subject to the above requirements.

         Subject to certain conditions set forth in the Declaration and the Note, the Administrative Trustees may, at the direction of the Sponsor, at any time liquidate the Trust and cause the Notes to be distributed to the holders of the Securities in liquidation of the Trust or, simultaneous with any prepayment of the Notes, cause a Like Amount of the Securities to be redeemed by the Trust.

         The Common Securities shall be redeemable as provided in the Declaration.
                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned assigns and transfers this Common Security certificate to:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Insert assignee's social security or tax identification number)
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Insert address and zip code of assignee)

and irrevocably appoints
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
_______________________________________________________________ agent to transfer this Common Security certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date: ________________________

Signature: ___________________

(Sign exactly as your name appears on the other side of this Common Security Certificate)

Signature Guarantee/***/:

_________________________________________
/***/ Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Trustees, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities and Exchange Act of 1934, as amended.


_________________________________________
Signature